UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 10, 2022

Date of Report (Date of earliest event reported)

Global Consumer Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40468	86-1229973
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1926 Rand Ridge Court Marietta, GA	30062
(Address of Principal Executive Offices)	Zip Code

Registrant’s telephone number, including area code: (404) 939-9419

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of common stock, par value $0.0001 per share, and one-half of one warrant	GACQU	The Nasdaq Stock Market LLC

Common stock, par value $0.0001 per share	GACQ	The Nasdaq Stock Market LLC

Redeemable warrants	GACQW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submissions of Matters to a Vote of Security Holders.

As previously disclosed, on December 13, 2021, Global Consumer Acquisition Corp., a Delaware corporation (“GACQ” or the “Company”), entered into (i) a Stock Purchase Agreement (as amended by the First Amendment dated as of June 24, 2022, the Second Amendment dated as of August 21, 2022 and the Third Amendment dated as of September 27, 2022, the “Luminex SPA”) with CLP Luminex Holdings, LLC, a Delaware limited liability company (“Luminex Seller”), and Luminex Home Décor & Fragrance Holding Corporation, a Delaware corporation (“Luminex”), pursuant to which a business combination between the Company and Luminex will be effected by the acquisition of 100% of the issued and outstanding shares of capital stock of Luminex from Luminex Seller (the “Luminex Stock Acquisition”) and (ii) a Stock Purchase Agreement (as amended by the First Amendment dated as of June 24, 2022 and the Second Amendment dated as of September 22, 2022, the “GP Global SPA” and together with the Luminex SPA, the “Acquisition Agreements”) with TGP Trading FZCO, a freezone company with limited liability organized in Dubai Airport Free Zone, Dubai, United Arab Emirates (“GP Global Seller”), and GP Global Limited, an offshore company with limited liability organized in Jebel Ali Free Zone, Dubai, United Arab Emirates (“GP Global”), pursuant to which a business combination between the Company and GP Global will be effected by the acquisition of 100% of the issued and outstanding capital shares of GP Global from GP Global Seller (the “GP Global Stock Acquisition”). In addition, in connection with the consummation of the transactions Acquisition Agreements, GACQ will be renamed “Ascense Brands Inc.” Capitalized terms used in this Current Report on Form 8-K but not otherwise defined herein shall have the respective meanings ascribed to such terms in the respective agreements.

On November 10, 2022, the Company held a special meeting (the “Special Meeting”) of the stockholders of the Company virtually via live webcast at https://www.cstproxy.com/globalconsumeracquisition/2022, at which the stockholders voted on the following proposals, as set forth below, each of which is described in detail in the definitive proxy statement (the “Proxy Statement”) filed with the Securities and Exchange Commission (the “SEC”) on October 11, 2022, which was first mailed by the Company to its stockholders on or about October 11, 2022.

As of October 4, 2022, the record date for the Special Meeting, there were 23,282,362 shares of common stock issued and outstanding and entitled to vote. There were 20,639,840 shares of common stock in person or represented by proxy at the Special Meeting. The final voting results for each proposal submitted to the stockholders of the Company at the Special Meeting are included below. Each of the proposals described below was approved by the Company’s stockholders. As of November 8, 2022, the Trustee received requests to redeem 18,133,785 shares of GACQ common stock. The Company intends to report any redemption reversals by either a press release or a Current Report on Form 8-K. As previously disclosed, redemptions will occur upon the closing of the Business Combination.

PROPOSAL 1:

The Luminex Business Combination Proposal — to consider and vote, assuming the Charter Proposal (as defined below) is approved and adopted, upon a proposal to approve the transactions contemplated under the Luminex SPA (such proposal, the “Luminex Business Combination Proposal”). Approval of the Luminex Business Combination Proposal required the affirmative vote of the majority of the issued and outstanding shares of GACQ Common Stock, present in person by virtual attendance or represented by proxy, and entitled to vote at the Meeting Proposal Number One received the following votes:

For	Against	Abstain
18,909,414	1,730,425	1

The proposal was approved.

PROPOSAL 2:

The GP Global Business Combination Proposal — to consider and vote, assuming the Charter Proposal is approved and adopted, upon a proposal to approve the transactions contemplated under the GP Global SPA (such proposal, the “GP Global Business Combination Proposal”). Approval of the GP Global Business Combination Proposal required the affirmative vote of the majority of the issued and outstanding shares of GACQ Common Stock, present in person by virtual attendance or represented by proxy, and entitled to vote at the Meeting. Proposal Number Two received the following votes:

For	Against	Abstain
18,909,413	1,730,426	1

The proposal was approved.

PROPOSAL 3:

The Charter Proposal — to consider and vote, assuming that the Luminex Business Combination Proposal or the GP Global Business Combination Proposal is approved and adopted, upon a proposal to approve the proposed Second Amended and Restated Certificate of Incorporation of GACQ. Approval of the Charter Proposal required the vote of the majority of the outstanding shares of GACQ Common Stock. Proposal Number Three received the following Votes:

For	Against	Abstain
18,909,414	1,730,425	1

The proposal was approved.

PROPOSAL 4:

The Advisory Charter Proposals — to approve and adopt, on a non-binding advisory basis, the following material differences between the Proposed Charter and the Current Charter, which are being presented in accordance with the requirements of the U.S. Securities and Exchange Commission (the “SEC”) as separate sub-proposals (which we refer to, collectively, as the “Advisory Charter Proposals”). Approval of Proposal Number Four required the affirmative vote of the holders of a majority of the shares of GACQ Common Stock present or represented at the Meeting, by ballot, proxy or electronic ballot, and entitled to vote at the Meeting.

a)	Advisory Charter Proposal A— Name of the Combined Company received the following votes:

For	Against	Abstain
17,914,665	1,730,426	994,749

b)	Advisory Charter Proposal B— Provisions Specific to a Blank Check Company received the following votes:.

For	Against	Abstain
17,562,549	1,730,425	1,346,866

c)	Advisory Charter Proposal C— Authorized Shares of Combined Company’s Preferred Stock received the following votes:

For	Against	Abstain
17,374,982	1,917,992	1,346,866

d)	Advisory Charter Proposal D— Voting Threshold fir Director Removal received the following votes:

For	Against	Abstain
17,374,983	1,917,991	1,346,866

e)	Advisory Charter Proposal E— Business Combinations received the following votes:

For	Against	Abstain
17,374,982	1,917,992	1,346,866

The Advisory Charter Proposals were approved.

PROPOSAL 5:

The Nasdaq Proposal — to consider and vote upon a proposal to approve the issuance of more than 20% of the issued and outstanding shares of GACQ Common Stock in connection with the issuance of a maximum of 8,170,000 shares of GACQ Common Stock (subject to adjustment as described in the Proxy Statement) pursuant to the terms of the GP Global SPA, which will result in a change of control, as required by Nasdaq Listing Rule 5635(a) and 5635(b) Approval of Proposal Five required the affirmative vote of the holders of a majority of the shares of GACQ Common Stock present or represented at the Meeting, by ballot, proxy or electronic ballot, and entitled to vote at the Meeting. Proposal Number Five received the following votes:

For	Against	Abstain
18,865,450	1,730,435	43,955

The proposal was approved.

PROPOSAL 6:

The Directors Proposal — to consider and vote, assuming the Luminex Business Combination Proposal is approved and adopted, upon a proposal to elect, effective as of the consummation of the Luminex Business Combination, Sergio Pedreiro, Rohan Ajila, Gautham Pai, Art Drogue, Tom Clausen, and Dennis Tse to serve on the board of directors of the Combined Company. Approval of Proposal Number Six required the vote of a plurality of the shares of the Common Stock present in person by virtual attendance or represented by proxy and entitled to vote at the Meeting. The director nominees received the following votes:

Nominee	For	Withheld
Sergio Pedreiro	17,914,665	2,725,175
Rohan Ajila	17,914,666	2,725,174
Gautham Pai	17,914,665	2,725,175
Art Drogue	20,243,767	396,073
Tom Clausen	20,595,883	43,957
Dennis Tse	20,595,884	43,956

The nominees have been approved.

PROPOSAL 7:

The Incentive Plan Proposal — to consider and vote, assuming the Luminex Business Combination Proposal is approved and adopted, upon a proposal to approve the Ascense Brands Inc. 2022 Omnibus Incentive Plan, Approval of Proposal Five required the affirmative vote of the holders of a majority of the shares of GACQ Common Stock present or represented at the Meeting, by ballot, proxy or electronic ballot, and entitled to vote at the Meeting. Proposal Number Seven received the following votes:

For	Against	Abstain
17,418,935	3,220,904	1

The proposal was approved.

PROPOSAL 8:

The Current Charter Amendment Proposal — to consider and vote upon a proposal to modify Article SIXTH (D) in the Current Charter in order to expand the methods that GACQ may employ to not become subject to the “penny stock” rules of the Securities and Exchange Commission. Approval of Proposal Eight required the affirmative vote of the holders of 65% of the outstanding shares of GACQ Common Stock. Proposal Number Eight received the following votes:

For	Against	Abstain
18,865,460	1,730,425	42,955

The proposal was approved.

PROPOSAL 9:

The Adjournment Proposal — to consider and vote upon a proposal to adjourn the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Meeting, there are not sufficient votes to approve each of the Luminex Business Combination Proposal, GP Global Business Combination Proposal, the Charter Proposal, the Nasdaq Proposal, the Directors Proposal, the Incentive Plan Proposal, and the Current Charter Amendment Proposal. Approval of Proposal Nine required the affirmative vote of the holders of a majority of the shares of GACQ Common Stock present or represented at the Meeting, by ballot, proxy or electronic ballot, and entitled to vote at the Meeting. Proposal Number Nine received the following votes:

For	Against	Abstain
18,909,413	1,730,426	1

Since there were already sufficient votes to approve all other proposals, this proposal was rendered moot and not voted on at the Special Meeting.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits:

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 16, 2022

GLOBAL CONSUMER ACQUISITION CORP.

By:	/s/ Rohan Ajila
Name:	Rohan Ajila
Title:	Chief Executive Officer